UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of report (Date of earliest event reported) January 27, 2005
                                                --------------------------------

                              DIRECTV HOLDINGS LLC
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               (Exact Name of Registrant as Specified in Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

 333-106529                                              25-1902628
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(Commission File Number)                      (IRS Employer Identification No.)


       2230 East Imperial Highway
         El Segundo, California                                     90245
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(Address of Principal Executive Offices)                         (Zip Code)


                                 (310) 964-5000
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


     |_| Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02.     Results of Operations and Financial Condition.

On January 27, 2005, The DIRECTV Group, Inc. issued a news release, which contained information regarding the full year and fourth quarter 2004 consolidated results of DIRECTV Holdings LLC ("DIRECTV"). The news release did not include certain financial statements, related notes and certain other financial information that will be filed with the Securities and Exchange Commission as part of DIRECTV's Annual Report on Form 10-K. A copy of the press release relating to such announcement, dated January 27, 2005, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.





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

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            DIRECTV HOLDINGS LLC
                                            (Registrant)


Date:  January 27, 2005                     By:/s/ Michael W. Palkovic
                                               ---------------------------------
                                            Name:  Michael W. Palkovic
                                            Title: Executive Vice President and
                                                   Chief Financial Officer




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

                                  EXHIBIT INDEX


        Exhibit No.             Exhibit
        -----------             -------
        99.1                    Press Release, dated January 27, 2005